UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 2, 2018

Date of Report (Date of earliest event reported)

QUALITY CARE PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-37805	81-2898967
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

7315 Wisconsin Avenue, Suite 550 East

Bethesda, MD 20814

(Address of principal executive offices) (Zip Code)

(240)  223-4680

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                  Entry into a Material Definitive Agreement.

Plan Sponsor Agreement

On March 2, 2018, Quality Care Properties, Inc., a Maryland corporation (“QCP”), entered into a plan sponsor agreement (the “Plan Sponsor Agreement”) with HCR ManorCare, Inc., a Delaware corporation (“HCR ManorCare”), HCP Mezzanine Lender, LP, a Delaware limited partnership and wholly owned subsidiary of QCP (“Purchaser”), and the lessors identified therein (the “Lessors”).  The Plan Sponsor Agreement contemplates that, among other things, pursuant to a prepackaged plan of reorganization of HCR ManorCare (the “Plan”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”), Purchaser will acquire all of the newly issued and outstanding common stock of HCR ManorCare, in exchange for the discharge under the Plan of all claims of QCP against HCR ManorCare and its subsidiaries arising under the Guaranty of Obligations by HCR ManorCare, effective as of February 11, 2013 (the “Guaranty”) of the Master Lease (as defined below).

The Plan will be based on, and will contain terms consistent in form and substance with, the restructuring term sheet dated March 2, 2018 attached to and incorporated into the Plan Sponsor Agreement (the “Term Sheet”), which includes the following terms:

•                  All of QCP’s claims against HCR ManorCare will be cancelled in exchange for all of the issued and outstanding capital stock of the reorganized HCR ManorCare;

•                  All creditors of HCR ManorCare other than QCP will be unimpaired under the Plan; and

•                  The Plan will include customary releases and exculpation by HCR ManorCare of the reorganized HCR ManorCare, its current and former representatives, and QCP.

The Plan Sponsor Agreement provides that, during the period prior to the closing of the transactions contemplated by the Plan Sponsor Agreement (the “Transactions”), Guy Sansone and Laura Linynsky will serve as consultants reporting to QCP (the “QCP Consultants”) and will be provided with certain rights and access to information of HCR ManorCare, as well as access to the board of directors, officers and employees of HCR ManorCare, subject to oversight by the Chief Restructuring Officer of HCR ManorCare.  HCR ManorCare will also provide the QCP Consultants with such information and access to HCR ManorCare’s properties and personnel as they or QCP reasonably request in order to, among other things, formulate a comprehensive, detailed business plan for HCR ManorCare for implementation following the closing of the Transactions.  Following the completion of the Transactions, Mr. Sansone is expected to assume the role of HCR ManorCare’s Chief Executive Officer and Ms. Linynsky is expected to serve as HCR ManorCare’s interim Chief Financial Officer.

The Plan Sponsor Agreement contains additional commitments by HCR ManorCare and QCP relating to the voluntary chapter 11 filing for reorganization by HCR ManorCare (the “Chapter 11 Case”), including to use reasonable best efforts to pursue entry of a confirmation order by the bankruptcy court confirming a Plan consistent in form and substance with the arrangements provided in the Term Sheet within forty days of the filing of the bankruptcy petition.

The consummation of the Transactions is subject to certain mutual conditions, including (i) the receipt of certain state licensing approvals with respect to the Transactions, (ii) the entry by the bankruptcy court of a confirmation order confirming a Plan with terms consistent in form and substance with those set out in the Term Sheet, or otherwise reasonably acceptable to QCP and HCR ManorCare, and such order having become a final order and (iii) no entry of an order by the bankruptcy court dismissing the Chapter 11 Case or converting the Chapter 11 Case into a case under Chapter 7 of the Bankruptcy Code or an order materially inconsistent with the Plan Sponsor Agreement, the Plan or the confirmation order in a manner adverse to QCP.  The obligation of each party to consummate the Transactions is also conditioned upon (i) compliance by the other party in all material respects with its pre-closing obligations under the Plan Sponsor Agreement, and (ii) the accuracy of the representations and warranties of the other party as of the date of the Plan Sponsor Agreement and as of the closing of the Transactions (subject to customary materiality qualifiers).

The Plan Sponsor Agreement will automatically terminate if certain milestones related to the Chapter 11 Case are not met.  The Plan Sponsor Agreement may also be terminated by QCP if there has been a material breach of the “no shop” covenant or if HCR III Healthcare LLC, a wholly owned subsidiary of HCR ManorCare (“HCR III”), fails to pay such cash and cash equivalents available to pay all or part of the Reduced Cash Rent (as defined in the Master Lease) after making all transfers of funds permitted under the credit agreement of HCR ManorCare and its subsidiaries and retaining such reserves and making such other expenditures that either the Chief Restructuring Officer or the board of directors of HCR ManorCare has determined would be necessary to allow HCR ManorCare to operate in the ordinary course of business.  Either QCP or HCR ManorCare may also terminate the Plan Sponsor Agreement if the Transactions have not been consummated by September 30, 2018.

QCP and HCR ManorCare have made customary representations, warranties and covenants in the Plan Sponsor Agreement.  Many of the representations made by HCR ManorCare are subject to and qualified by Material Adverse Effect (as defined in the Plan Sponsor Agreement).  QCP and HCR ManorCare have also agreed to customary covenants in the Plan Sponsor Agreement, including covenants regarding the operation of the business of HCR ManorCare and its subsidiaries prior to the effective time of the Transactions and a “no shop” covenant prohibiting HCR ManorCare from soliciting, providing non-public information in connection with or entering into discussions or negotiations concerning proposals relating to alternative business combination transactions.  In addition, QCP and HCR ManorCare have agreed to use their respective reasonable best efforts to prepare and file all documentation to obtain required regulatory approvals.  The Plan Sponsor Agreement provides that HCR ManorCare will use reasonable best efforts to cooperate with QCP in connection with any financing by QCP or HCR ManorCare, including the refinancing of HCR ManorCare’s indebtedness under the Centerbridge Facility (as defined in the Plan Support Agreement).

On the closing date (the “Closing Date”) of the Transactions, the Lessors and HCR III will also enter into an amendment (the “Master Lease Amendment”) to the Master Lease and Security Agreement, dated as of April 7, 2011, as amended and supplemented from time to time (the “Master Lease”) in the form attached to and incorporated into the Plan Sponsor Agreement.  The Master Lease Amendment will provide that, among other things, from the Closing Date until the seventh anniversary of the Closing Date, HCR III will be permitted to defer paying any portion of the monthly minimum rent due to the Lessors to the extent that HCR III does not have cash and cash equivalents available to make such payment in a calendar month after HCR III retains amounts reasonably required, taking into account projected receipts to satisfy HCR III’s monthly cash needs and liabilities reasonably anticipated to be paid in cash within ninety days of the first business day of such calendar month.  In addition, pursuant to the Master Lease Amendment, HCR III’s existing deferred rent obligation and any accrued but unpaid rent under the Master Lease will be released.  On the Closing Date, HCR III and its subsidiaries to whom HCR III subleases certain facilities will amend their applicable sublease agreements to reflect the terms of the Master Lease Amendment.  Within seven days after the Closing Date, HCR ManorCare, HCR III, and the lessors under the Master Lease will terminate, release and discharge the Guaranty.

A copy of the Plan Sponsor Agreement has been included with this filing to provide investors with information regarding its terms and is not intended to provide any factual information about QCP, HCR ManorCare or their respective subsidiaries or affiliates.  The representations, warranties and covenants contained in the Plan Sponsor Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties thereto, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Plan Sponsor Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors are not third-party beneficiaries under the Plan Sponsor Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of representations and warranties may change after the date of the Plan Sponsor Agreement, which subsequent information may or may not be fully reflected in QCP’s public disclosures.

The information in this Current Report on Form 8-K is not intended to be, and should not in any way be construed as, a solicitation of votes on the Plan, nor should the information contained herein or in the Plan Sponsor Agreement be relied on for any purpose with respect to the Plan.  The foregoing description of the Plan Sponsor Agreement, including the Term Sheet, is only a summary and does not purport to be a complete description of the terms and conditions under the Plan Sponsor Agreement and the Term Sheet.  The description of the Plan Sponsor Agreement (to which the Term Sheet is attached) under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Plan Sponsor Agreement attached hereto as Exhibit 2.1, which is incorporated herein by reference.

For additional information regarding the risks to QCP associated with HCR ManorCare, see “Risk Factors” included in QCP’s most recent Annual Report on Form 10-K and QCP’s filings with the Securities and Exchange Commission (“SEC”), which are available on QCP’s website at www.qcpcorp.com and at www.sec.gov.

Restructuring Support Agreement

Concurrently with the execution of the Plan Sponsor Agreement, HCR ManorCare, Carlyle MC Partners, L.P., a Delaware limited partnership, Carlyle Partners V-A MC, L.P., a Delaware limited Partnership, Carlyle Partners V MC, L.P., a Delaware limited partnership, CP V Coinvestment A, L.P., a Delaware limited partnership, CP V Coinvestment B, L.P., a Delaware limited partnership and MC Operations Investments, LLC, a wholly owned indirect subsidiary of QCP (collectively, the “Restructuring Support Parties”), entered into a restructuring support agreement (the “Restructuring Support Agreement”), pursuant to which, subject to the terms and conditions therein, the Restructuring Support Parties, as the owners of common stock of HCR ManorCare, covenanted to, among other things, support the Transactions and a Plan consistent in form and substance with the arrangements set forth in the Term Sheet, and not to take any action, directly or indirectly, that could interfere with the confirmation of said Plan or the consummation of the Transactions.  In addition, the Restructuring Support Parties agreed not to transfer, sell or pledge their HCR ManorCare common stock or the right to vote unless the transferee of those shares joins the Restructuring Support Agreement.

All obligations pursuant to the Restructuring Support Agreement will terminate upon the earlier of the effective date of the Plan or the date of termination of the Plan Sponsor Agreement.  As of March 2, 2018, the Restructuring Support Parties collectively owned 38,901,801 shares of common shares of HCR ManorCare, representing more than eighty percent of the total shares of common stock of HCR ManorCare issued and outstanding on that date.

The foregoing description of the Restructuring Support Agreement and the obligations contemplated thereby does not purport to be complete and is qualified in its entirety by the actual Restructuring Support Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01                                  Other Events.

On March 4, 2018, as required by the Plan Sponsor Agreement, HCR ManorCare filed a voluntary petition for reorganization under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware.

Safe Harbor Statement

Certain statements in this document that are not historical statements of fact may be deemed “forward-looking statements.”  QCP intends to have its forward-looking statements covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with those provisions.  Forward-looking statements include, among other things, statements regarding our intent, belief or expectations.  In particular we note that statements regarding the Plan Sponsor Agreement, the Plan, and the events and transactions contemplated by the Plan Sponsor Agreement.  No assurance can be given that QCP will consummate the Transactions with HCR ManorCare in a timely manner or at all, that the terms of any such transactions ultimately approved by the bankruptcy court will be favorable to QCP, that we will succeed in transitioning leadership and ownership in HCR ManorCare, that we will continue to receive rent payments from HCR ManorCare during the Chapter 11 Case, or that HCR ManorCare will be able to successfully exit the Chapter 11 Case.  See “Risk Factors” in our most recent Annual Report on Form 10-K and our SEC filings for extensive discussion regarding the risks to QCP from its association with HCR ManorCare.  These filings are available on our website at www.qcpcorp.com and at www.sec.gov.  Forward-looking statements speak only as of the date of this Current Report on Form 8-K.  Except as may be required under the federal securities laws and the rules and regulations of the SEC, QCP expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Plan Sponsor Agreement, dated March 2, 2018, by and among HCR ManorCare, Inc., Quality Care Properties, Inc., HCP Mezzanine Lender, LP and the lessors identified therein.
10.1

Restructuring Support Agreement, dated March 2, 2018, by and among HCR ManorCare, Inc., Carlyle MC Partners, L.P., Carlyle Partners V-A MC, L.P., Carlyle Partners V MC, L.P., CP V Coinvestment A, L.P., CP V Coinvestment A, L.P., CP V Coinvestment B, L.P., and MC Operations Investments LLC.

* Certain schedules or similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplemental copies of any of the omitted schedules or attachments upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 5, 2018.

Quality Care Properties, Inc.

By:	/s/ C. Marc Richards
	Name:	C. Marc Richards
	Title:	Chief Financial Officer